Freeport-McMoRan Copper & Gold Inc.

www.fcx.com



3rd Quarter 2003 Earnings Conference Call

James R. Moffett

Chairman of the Board and Chief Executive Officer

Richard C. Adkerson

President and Chief Financial Officer

October 16, 2003

Freeport-McMoRan Copper & Gold Inc.

www.fcx.com



GOLD
999.9

Cautionary Statement

This presentation contains forward-looking statements in which we discuss factors we believe may affect our performance in the future. Forward-looking statements are all statements other than historical facts, such as statements regarding anticipated sales volumes, projected unit production costs, projected capital expenditures, projected operating cash flows, projected debt and cash levels, the impact of copper and gold price changes, the impact of the recent slippage in the Grasberg open pit on operations, statements regarding timing of dividend payments and statements regarding open market purchases of FCX common stock. The declaration and payment of dividends is at the discretion of the Company's Board of Directors and will depend on the Company's financial results, cash requirements, future prospects, and other factors deemed relevant by the Board. Accuracy of the projections depends on assumptions about events that change over time and is thus susceptible to periodic change based on actual experience and new developments. FCX cautions readers that it assumes no obligation to update or publicly release any revisions to the projections in this press release and, except to the extent required by applicable law, does not intend to update or otherwise revise the projections more frequently than quarterly. Additionally, important factors that might cause future results to differ from these projections include industry risks, commodity prices, Indonesian political risks, weather-related risks, currency translation risks and other factors described in FCX's Annual Report on Form 10-K for the year ended December 31, 2002, filed with the Securities and Exchange Commission. This presentation also contains certain financial measures such as net cash production costs per pound of copper and cathode cash production costs per pound of copper. As required by the recently issued Securities and Exchange Commission Regulation G, a reconciliation of these measures to amounts reported in FCX's consolidated financial statements is provided in our press release issued earlier today.



Grasberg Open Pit

Material Slippage Overview

October 2003

Slope Instability in Open Pits

- In general, slope failures are not uncommon in open pits.

- A review of various open pit slope failures over the last 15 years range from 0.3 to 7.0 million tonnes with a run-out between 30 and over 200 meters.



Slope Instability in Open Pits
million tonnes
Grasberg Pit
10/9/03
0.3
0.4
0.5
0.6
0.7
0.8
1.3
2.5
2.7
3.4
6.3
7.0
0
2
4
6
8
10

Grasberg Open Pit Walls

- Grasberg pit inter-ramp angles range from 38° to 48°, depending on rock-type and geologic conditions, consistent with typical open pit designs. The overall slope angle of the Grasberg pit is about 30°.
- As the Grasberg is mined and the pit widens, the pit walls will be in more competent rock.
- Pit Wall Practices
  - Continuous monitoring using latest technology
  - Geotech staff coverage 24/7
  - Periodic reviews by internationally-recognized experts
  - Quarterly internal review of slope criteria

Grasberg Open Pit

Plan View



1 kilometer
1 kilometer
N

<u>General Features</u>

<u>Depth</u>: 250 to 700 meters

<u>Width</u>: About 2.5 km

Grasberg Open Pit

Plan View


1 kilometer
1 kilometer
Ramp Access
Ore Stockpiles
6S
5S
Ore Phases

Grasberg Open Pit

Plan View


1 kilometer
1 kilometer
Overburden
& Low
Grade
Phases
8N
6N
7S
6S
5S

Grasberg Open Pit

Plan View

Final Pit Limit



1 kilometer
1 kilometer

Grasberg Open Pit

Plan View



1 kilometer
1 kilometer
Slippage
Area

Grasberg Open Pit

Plan View



1 kilometer
1 kilometer
Run-out

Grasberg Open Pit

Plan View


1 kilometer
1 kilometer

Slide cut off access to 5S & 6S

Grasberg Open Pit

Plan View



1 kilometer
1 kilometer
Active
Pit Area
4,200,000 sq. meters
Slippage/run-out
area is less than
5% of total pit
Run-out
115,000 sq. meters
Slippage area
70,000 sq. meters

Grasberg Open Pit

View Looking South

October 9, 2003


View
Direction
N


6S
5S
Ramp
Access

Grasberg Open Pit

View Looking South

October 9, 2003


Slippage Area
Access cut off to 6S
6S
Run-out
Access cut off to 5S
5S

Summary Facts

- The slippage and run-out area represented less than 5% of the total surface area of the open pit.
- The sliding material is estimated total at 2.5 million tonnes with an approximate 250 meter run-out distance. The average mining rate in 3Q03 was over 650K t/d (including 170K t/d in ore).
- While the sliding material has impacted short-term access to ore phases, the slide has not impacted long-term access to the reserves.
- Investigation is ongoing to fully understand the incident including the unexpected mobility of the material.

Near-Term Plan

- Ensure safety of ongoing recovery efforts by stabilizing the upper section in stages from top to bottom.

- Production Plan

  - Continue mining on overburden phases not impacted by the slide.
  - DOZ continues to produce at rates above 40K t/d.
  - Accelerate planned mill maintenance from 1Q to 4Q.
  - Process stockpiled ore & material from low-grade areas of 6N and east side of 6S until access to higher-grade ore phases is re-established.
  - Once access to higher-grade ore phases is achieved, re-initiate mining long-term mine plan.

Grasberg Open Pit

Near-Term Plan


Stabilize slide
from top to bottom
6S
Re-establish
access to 6S & 5S
On-Going
Recovery
Efforts
5S

Strong Financial Position

- Continued High Volume, Low Cost Operating Performance
- Operating Cash Flows of $221 Million in 3Q, $505 Million Year-To-Date
- Significant Balance Sheet Improvements; Year-To-Date Reduction in Debt, Including Change in Cash and Restricted Investments Totals $643 Million
- Cash Position of $529 Million at September 30, 2003

Financial Highlights

($ in millions, except pricing, per share and cash cost amounts)

	3rd Quarter		9 Months	
	2003	2002	2003	2002
Average Pricing	81¢/$388	67¢/$314	77¢/$364	70¢/$307
Revenues	$669	$539	$1,803	$1,339
Operating Income	$302	$206	$734	$416
Net Income	$56 (1)	$62	$162	$63
Earnings Per Share	$0.33 (2)	$0.39	$1.03	$0.43
Average Unit Net Cash Production Cost	$(0.16)	($0.10)	$(0.08)	$0.10
Operating Cash Flow	$221	$151	$505	$304
Debt Reduction (3)	$468	$70	$643	$131

(1) After $37.6 million of net charges for the cumulative effect of a change in accounting principle, the early extinguishment of debt and the redemption of preferred stock

(2) After 19¢/share net charges described in note (1)

(3) Includes the change in cash and restricted investments

3rd Quarter Debt Reductions

- Retired $76 Million of Senior Notes, Bringing Total to $310 Million Since Beginning of Year
- $311 Million Early Conversion of 8¼% Convertible Senior Notes Due 2006
  - Used Solely Restricted Cash
  - Annual Earnings and Operating Cash Flow Improvement of Approximately $25 Million
- $78 Million Repurchase of PJP Power Assets
  - Accretive to Earnings and Cash Flow by $12 Million per Year
- $210.5 Million Mandatory Redemption of Gold Denominated Preferred Stock
  - Reduced Consolidated Debt by $232.6 Million

FCX Debt Maturities – 9/30/03

Model -- Excluding 8¼% Convertible Notes

($ in millions)

Total Debt excluding Preferreds at 9/30/03*	$1,796
Commodity Preferreds ($375 gold)	194
Total [1]	1,990
Less Cash	(529)
Total After Cash*	$1,461



$1,200
$900
$600
$300
$0
$96
$136
$104
$334*
FCX PR C
$123
$79
$42
$503
10⅛% Senior Notes
$575
7% Conv. Notes(2)
$-0-
2003
2004
2005
2006
2007
2008
2009
2010
2011
Thereafter
Infrastructure, Including Equip
Atlantic Copper
Senior Notes
Convertible Notes
Commodity Preferred

* Assumes conversion of 8¼% convertible senior notes which have a conversion price of $14.30/share

[1] Based on 9/30/03 estimated balances outstanding and redemption value of preferreds; book value of commodity preferreds is $205 million.

[2] Conversion price is $30.87/share

Positive Outlook

Declining Debt and Increasing Shareholder Returns

- **Long-lived Reserves**
  - 50 Million Payable Ounces of Gold, 40 Billion Payable Pounds of Copper
  - Fully Developed for Ten-year Remaining Life of Grasberg Pit
  - Large, Low-cost Undeveloped Underground Reserves
- **Positive Metals Markets**
- **Unhedged Exposure to Both Metals**
- **Established Track Records for Production and Costs**
- **Strong Cash Flow Generator**

Strong Cash Flow Generator


($ in millions)
Copper Sensitivities with $350 Gold
Gold Sensitivities with 80¢ Copper
$800
$600
$400
$200
$0
$0.75
$0.85
$1.05
$350
$300
$375
$425
80¢

NOTE: Annual operating cash flows are averages (years 2004e – 2006e). Year-to-year actual results may vary depending upon many factors including timing of metal mined and performance of smelter operations.

Commodity Price Sensitivities
FCX Earnings & Cash Flow Annual Impacts


+$25/oz
Gold
15¢
$29
+10¢/lb
Copper
37¢
$70
Impact Per Share (¢/share)
Impact ($ millions)

Note: Assumes average annual sales of 1.4 billion lbs. copper and 2.3 million ozs. gold

Financial Policy

- Board Increased Annual Dividend From $0.36/Share to $0.80/Share
  - Quarterly Dividend of $0.20 to be Paid February 2, 2004
  - Equivalent to Approximately $136 Million per Annum Based on Current Shares Outstanding
  - Less Than 50% of Average Annual Free Cash Flow at Current Prices

- Board Authorization For Open Market Purchase Program Totaling 20 Million Shares